FIFTH AMENDMENT TO LOAN FACILITIES LETTER AGREEMENT

This Fifth Amendment to Loan Facilities Letter Agreement (this “Amendment”), effective as of November 25, 2020, is by and among Better Choice Company Inc., a Delaware corporation (“Borrower”), Halo, Purely for Pets, Inc., a Delaware corporation (“Halo”), Trupet LLC, a Delaware limited liability company (“Trupet”), Bona Vida, Inc., a Delaware corporation (“Bona Vida” and together with Borrower, Halo, and Trupet, each a “Credit Party” and together the “Credit Parties”), the lenders party hereto (each a “Lender” and collectively the “Lenders”), and Bridging Finance Inc., as administrative agent (the “Agent”). Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Facilities Agreement (as defined below).

WITNESSETH:

WHEREAS, the Credit Parties entered into that certain Loan Facilities Letter Agreement dated as of December 19, 2019, by and among the Credit Parties, the Agent and the Lenders, as amended by that certain Limited Consent and First Amendment to Loan Facilities Letter Agreement dated as of July 17, 2020, as further amended by that certain Limited Consent and Second Amendment to Loan Facilities Letter Agreement dated as of October 2, 2020, as further amended by that certain Limited Consent and Third Amendment to Loan Facilities Letter Agreement dated as of October 15, 2020, and as further amended by that certain Limited Consent and Fourth Amendment to Loan Facilities Letter Agreement dated as of October 29, 2020 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Facilities Agreement”), pursuant to which the Lenders have outstanding to the Credit Parties a term loan in the principal amount of 8,000,000 (the “Bridging Term Facility);

WHEREAS, the Credit Parties have requested that the Agent and the Lenders extend the Term under the Facilities Agreement to January 15, 2021; and

WHEREAS, the Agent and the Lenders have agreed to extend the Term under the Facilities Agreement to January 15, 2021 and the Agent, the Lenders, and the Credit Parties have agreed to amend the Existing Facilities Agreement as provided herein, on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Agent, the Lenders, and the Credit Parties hereby agree as follows:

SECTION 1. Amendment to Existing Facilities Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants, and agreements contained in this

Amendment, the Existing Facilities Agreement shall be amended in the manner provided in this Section 1.

1.1 Term. Section 7 of the Existing Facilities Agreement is hereby amended in its entirety to read as follows:

7. Term:    The earlier of (i) demand by the Agent or any Lender, and
(ii) January 15, 2021 (the “Term”).

SECTION 2. Conditions. The amendment to the Existing Facilities Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1    Execution and Delivery. Each Credit Party, the Agent, and the Lenders shall have executed and delivered this Amendment.

2.2    No Default. After giving effect to the amendment contained herein, no Default shall have occurred and be continuing.

2.3    Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent.

2.4    Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent.

SECTION 3. Representations and Warranties of the Credit Parties. To induce the Agent and the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Agent and the Lenders as follows:

3.1    Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendment contained herein, each representation and warranty of the Borrower or any other Credit Party contained in the Existing Facilities Agreement or in any other Credit Document is true and correct in all material respects on the date of this Amendment (except that any representation or warranty which by its terms was made as of a specified date shall be true and correct in all material respects only as of such specified date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

3.2    Corporate Authority; No Conflicts. The execution, delivery and performance by the Credit Parties of this Amendment and all documents, instruments and agreements contemplated herein are within each Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except as permitted under the Facilities Agreement.
3.3    Enforceability. This Amendment constitutes the valid and binding obligation of each Credit Party, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 4. Miscellaneous.

4.1    Reaffirmation of Credit Documents and Liens. By its signature below, each Credit Party hereby (a) acknowledges and agrees that the Existing Facilities Agreement and each of the other Credit Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect, (b) ratifies and reaffirms its obligations under, and acknowledges, renews and extends its continued liability under, the Existing Facilities Agreement and each other Credit Document to which it is a party, (c) ratifies and reaffirms all of the Liens granted by it to secure the payment and performance of the Obligations and (d) acknowledges that the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of (i) any right, power or remedy of the Agent or any Lender under any of the Credit Documents or (ii) any Default now existing or hereafter arising. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Existing Facilities Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Facilities Agreement, and each reference in the other Credit Documents to “the Facilities Agreement”, “thereunder”, “thereof” or words of like import referring to the Facilities Agreement, shall mean and be a reference to the Existing Facilities Agreement as modified hereby. This Amendment is a Credit Document, and all provisions in the Existing Facilities Agreement pertaining to Credit Documents apply hereto.

4.2    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3    Legal Expenses. Notwithstanding anything to the contrary herein, the Credit Parties hereby agree to pay all reasonable fees and expenses of special counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents required to be paid pursuant to Section 10(d) of the Facilities Agreement.

4.4    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Credit Parties, the Lenders, and the Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5    Complete Agreement. THIS AMENDMENT, THE EXISTING FACILITIES AGREEMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:    BETTER CHOICE COMPANY INC.

By:         Name: Werner Von Pein
Title: Chief Executive Officer

GUARANTORS:    HALO, PURELY FOR PETS, INC.

By:         Name: Werner Von Pein
Title: Chief Executive Officer

BONA VIDA, INC.

By:         Name: Werner Von Pein
Title: Chief Executive Officer

TRUPET LLC

By:         Name: Werner Von Pein
Title: Chief Executive Officer

AGENT:    BRIDGING FINANCE INC.,

By:         Name: Lekan Temidire
Title: Managing Director

LENDERS:    BRIDGING INCOME FUND LP,

By:         Name: Lekan Temidire
Title: Managing Director

BRIDGING MID-MARKET FUND LP,

By:         Name: Lekan Temidire
Title: Managing Director